AXS 2X NKE Bear Daily ETF

Ticker: NKEQ

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 3, 2023, to the

currently effective Summary Prospectus.

Effective immediately, the Trading Halt Risk disclosure in the “Principal Risks” section for the AXS 2X NKE Bear Daily ETF on page 5 of the Summary Prospectus, is deleted and replaced with the following:

Trading Halt Risk. Shares of Nike, Inc. are listed on the New York Stock Exchange (“NYSE”) while shares of the Fund are listed on Nasdaq. Securities exchanges such as the NYSE and Nasdaq may apply different rules with respect to trading halts. In addition, exchanges may treat stocks differently than shares of ETFs with respect to trading halts. Although Nike, Inc.’s and the Fund’s shares are listed for trading on exchanges, there can be no assurance that an active trading market for such shares will be available at all times and an exchange may halt trading of such shares in certain circumstances. In the event of a trading halt for an extended period of time in Nike, Inc.’s and/or the Fund’s shares, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy. Trading halts of Nike, Inc.’s and/or the Fund’s shares can occur for “regulatory” or “non-regulatory” reasons. A regulatory halt may occur when a company has pending news that may affect the security’s price, when there is uncertainty over whether the security continues to meet an exchange’s listing standards, or when a regulator specifically suspends trading in a security. When a regulatory halt is imposed by a security’s primary exchange, the other U.S. exchanges that also trade the security usually honor this halt. A non-regulatory halt generally occurs when there is a significant imbalance in the pending buy and sell orders in a security or because of extraordinary market volatility pursuant to exchange “circuit breaker” rules. A non-regulatory trading halt or delay on one exchange does not necessarily mean that other exchanges will halt a security from trading. Regulatory trading halts of Nike, Inc.’s shares are expected to result in a halt in the trading in the Fund’s shares. However, not all non-regulatory trading halts affecting Nike, Inc.’s shares will result in a trading halt of the Fund’s shares. To the extent trading in Nike Inc.’s shares is halted while the Fund’s shares continue to trade, the Fund may not perform as intended.